INCOME TAXES (Details 1) (USD $)	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Deferred tax asset
Loss carryforwards	$ 4,576,065	$ 3,710,922	$ 2,871,789
Investments	960,957	0	0
Capital assets	10,101	0	0
Others	175,568	0	0
Deferred tax liability
Capital assets	0	(24,177)	(23,758)
Total:	5,722,691	3,686,745	2,848,031
Valuation allowance	(5,722,691)	(3,686,745)	(2,848,031)
Deferred Tax Assets, Net	$ 0	$ 0	$ 0